Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of ePunk, Inc. for the fiscal year ending September 30, 2012, I, Richard Gonzales, Chief Executive Officer of ePunk, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.      Such Annual Report on Form 10-K for the fiscal year ending September 30, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in such Annual Report on Form 10-K for the fiscal year ending September 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of ePunk, Inc.

Date: February 14, 2013.
/s/ Richard Gonzales
Richard Gonzales, Chief Executive Officer